UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: March 9, 2021

LMP Automotive Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-236260	82-3829328
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida	33394
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

On March 9, 2021, LMP Finance, LLC, a Delaware limited liability company (“LMP Finance”), a wholly-owned subsidiary of LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”), entered into a membership interest purchase agreement (the “MIPA”) with Kevin Sisti, Murdo Smith and Randal Roberge (collectively, the “Sellers”), to acquire a fifty one percent (51%) interest in LTO Holdings, LLC, a Connecticut limited liability company (“LTO” and such acquisition, the “Acquisition”) in exchange for payment to the Sellers of an aggregate of $225,000 and issuance of 16,892 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”). In the event that the closing price of the Common Stock on The NASDAQ Capital Market on the date that is six (6) months following March 9, 2021 (the “Closing Price”) is less than $37.00 per share (the “Target Price”), the Sellers shall be entitled to a cash payment in an aggregate amount equal to the positive difference between the Closing Price and the Target Price multiplied by the number of Shares.

The MIPA is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the MIPA and the transactions contemplated thereby is not complete and is qualified in its entirety by the contents of the MIPA

A copy of the press release announcing the transactions contemplated by the MIPA is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 3.02 by reference. The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and are being offered and sold in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) and/or Rule 506 promulgated thereunder.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Membership Interest Purchase Agreement, dated as of March 9, 2021, by and among LMP Finance, LLC, Kevin Sisti, Murdo Smith and Randal Roberge.
99.1	Press Release, dated March 9, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LMP AUTOMOTIVE HOLDINGS, INC.

March 10, 2021	By:	/s/ Sam Tawfik
	Name:	Sam Tawfik
	Title:	President and Chief Executive Officer

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